HARRIS ASSOCIATES INVESTMENT TRUST

Supplement dated October 4, 2013 to the Summary Prospectus of the
Oakmark International Fund dated January 28, 2013
(the "Summary Prospectus")

CLOSING OF THE OAKMARK INTERNATIONAL FUND TO MOST NEW INVESTORS

The following new language is inserted on page 3 of the Summary Prospectus under the section entitled "PURCHASE AND SALE OF FUND SHARES" as a new paragraph between the first and second full paragraphs:

"The Fund is closed to most new investors as of the close of business on October 4, 2013. See "ELIGIBILITY TO BUY SHARES" in the Fund's prospectus for new account eligibility criteria."

IXSUPOCT13